Exhibit 10.1

CONFIDENTIAL

Mutual Agreement

June 3, 2020

This mutual agreement (“Agreement”) is entered into by and among Fortress Equity Partners GP, LLC (“FEP GP”), WRE 2012 Trust LLC (“WRE Trust”), FEP HoldCo LLC (“HoldCo”), Wesley R. Edens, Randal A. Nardone (collectively with FEP GP, WRE Trust, HoldCo and Wesley R. Edens, the “FEP Parties”), New Fortress Energy LLC (“NFE”), NFE SMRS Holdings LLC (“SMRS,” and together with the FEP Parties and NFE, the “Applicable Parties”) and NFE Sub LLC (together with the Applicable Parties, the “Parties”).

WHEREAS, SMRS and the FEP Parties directly or indirectly own units (“NFI Units”) of New Fortress Intermediate LLC (“NFI”) and corresponding Class B common shares (“Class B Shares”) of NFE; and

WHEREAS, the Board of Directors of NFE, following the recommendation of the Transaction Committee thereof, has requested that SMRS and the FEP Parties exchange all of such NFI Units and corresponding Class B Shares for Class A common shares (“Class A Shares”) of NFE; and

WHEREAS, SMRS and the FEP Parties plan to exchange or cause the exchange all of such NFI Units, along with an equal number of Class B Shares, for Class A Shares (the “Transaction”).

NOW, THEREFORE, the Parties hereby agree as follows:

1.          On the date hereof, the FEP Parties will deliver a block redemption notice (“Block Redemption Notice,” and the date of delivery, the “Delivery Date”) to NFI and NFE pursuant to Section 4.6(b)(ii)(B) of the Amended and Restated Limited Liability Company Agreement of NFI, dated as of February 4, 2019 (the “NFI LLCA”). Such Block Redemption Notice shall be in respect of all of the FEP Parties’ NFI Units and equal number of Class B Shares. The FEP Parties hereby covenant and agree that they shall not revoke such Block Redemption Notice pursuant to Section 4.6(e)(i) of the NFI LLCA or otherwise. The FEP Parties have notified the other Applicable Parties of the expected Delivery Date at least 3 days prior to such date.

2.          On the Delivery Date, SMRS will deliver a Block Redemption Notice to NFI and NFE pursuant to Section 4.6(b)(ii)(B) of the NFI LLCA. Such Block Redemption Notice shall be in respect of all of SMRS’s NFI Units and an equal number of NFE Class B shares. SMRS hereby covenants and agrees that it shall not revoke such Block Redemption Notice pursuant to Section 4.6(e)(i) of the NFI LLCA or otherwise.

3.          The Parties acknowledge and agree that each of the Block Redemption Notices specified under Sections 1 and 2 will be delivered pursuant to a common plan between the Applicable Parties. The Parties intend that, notwithstanding anything to the contrary in Section 4.6 of the NFI LLCA, the exchange of NFI Units and Class B Shares for Class A Shares will be treated as a contribution described in Section 351(a) of the Internal Revenue Code of 1986, as amended, and each Applicable Party shall report on all U.S. federal (and corresponding state and local) income tax returns in a manner consistent with the foregoing intent and shall reasonably cooperate to effect such intent. Without limiting the foregoing, NFE shall exercise its Call Right (as defined in the NFI LLCA) to directly acquire the applicable NFI Units and corresponding Class B Shares in exchange for Class A Shares and cause each of the exchanges with respect to Sections 1 and 2 to be completed on the same date (the “Exchange Date”). The Parties agree that the Exchange Date shall occur on June 10, 2020.

4.          On the Exchange Date, each of the FEP Parties and SMRS shall deliver (i) to NFE a certificate, duly executed and dated as of the Exchange Date, certifying as to its non-foreign status in accordance with Sections 1445 and 1446 of the Code and the regulations thereunder (which, with NFE’s consent, may be satisfied by delivery of a properly executed IRS Form W-9) and (ii) to each of the other Applicable Parties a certificate, duly executed and dated as of the Exchange Date, representing and warranting that, as of the Exchange Date, such Applicable Party has no current plan or intention to (and is not under legal or economic compulsion to, nor has it relinquished the legal right to determine whether to) sell, exchange, transfer by gift, transfer to another person for services rendered, distribute or otherwise dispose of (including in any transaction treated as any of the foregoing for U.S. federal income tax purposes) (collectively, a “Transfer”) any Class A Shares (the “Bringdown Certificate”). The Parties agree that delivery of the Bringdown Certificate by each of the FEP Parties (subject to the last sentence of this Section 4) and SMRS is a condition to the closing of the Transaction and the Transaction will not occur unless and until such condition is satisfied or waived. Each of the FEP Parties and SMRS agrees that it will not, without the consent of each of Wesley R. Edens and Randal A. Nardone, Transfer any Class A Shares prior to the 90th day after the Exchange Date. Notwithstanding the foregoing, the Applicable Parties hereto agree that (i) before or after the Delivery Date or the Exchange Date, Fortress Equity Partners (A) LP (“FEP”) may make a pro rata distribution to the FEP Parties, in their capacity as members of FEP, of all of FEP’s NFI Units and Class B Shares (or the Class A Shares received in exchange therefore, as applicable), and FEP GP (or its regarded parent for U.S. federal income tax purposes) may make a distribution to Wesley R. Edens or Randal A. Nardone under such parent’s “principal compensation plan” of the applicable portion of FEP GP’s NFI Units and Class B Shares (or the Class A Shares received in exchange therefore, as applicable), as specified in such principal compensation plan, (ii) each FEP Party may, before or after the Delivery Date or the Exchange Date, make a pro rata distribution to its respective members, if applicable, of all of such FEP Party’s NFI Units and Class B Shares (or the Class A Shares received in exchange therefore, as applicable), provided that (A) if such distribution occurs before the Exchange Date, such FEP Party shall cause such members to agree to participate in the exchanges contemplated in respect of all of such FEP Party’s NFI Units as described in Section 1 and (B) whether such distribution occurs before or after the Exchange Date, such FEP Party shall cause such members to agree to make such representations, covenants, and agreements as such FEP Party reasonably determines are necessary or appropriate to effect the intent of the provisions of Section 3 and this Section 4 and (iii) in the event that FEP does not make a distribution of all of its NFI Units and Class B Shares to the FEP Parties before the Delivery Date, the FEP Parties shall cause FEP to agree to (A) participate in the exchange contemplated in respect of all of FEP’s NFI Units as described in Section 1 and (B) make such representations, covenants and agreements as the FEP Parties reasonably determine are necessary or appropriate to effect the intent of the provisions of Section 3 and this Section 4.

5.          The Parties hereto agree to execute and deliver all such other instruments and documents and do all such other acts and things as may be necessary to more fully effectuate the purpose and intent of this Agreement.

6.          This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same Agreement.

7.          The substantive laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, without regard to conflicts of law doctrines.

8.          This Agreement may not be amended, modified or supplemented, or provisions of this Agreement waived, unless such amendment, modification supplement or waiver is in writing and signed by each of the Parties.

9.          The provisions of this Agreement are independent of and separable from each other, and the invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement, including any such provisions, in any other jurisdiction, it being intended that all rights and obligations of the Parties hereunder shall be enforceable to the fullest extent permitted by law; provided, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any Party.

The Parties are signing this Agreement as of the date first set forth above.

Fortress Equity Partners GP, LLC

/s/ David N. Brooks
Name: David N. Brooks .

Title: Authorized Signatory .

[Signature Page to Mutual Agreement]

WRE 2012 Trust LLC

/s/ Wesley R. Edens
Name: Wesley R. Edens .

[Signature Page to Mutual Agreement]

FEP HoldCo LLC

/s/ Wesley R. Edens
Name: Wesley R. Edens

Title: Member, Board of Managers

/s/ Randal A. Nardone
Name: Randal A. Nardone

Title: Member, Board of Managers

[Signature Page to Mutual Agreement]

Wesley R. Edens

/s/ Wesley R. Edens

[Signature Page to Mutual Agreement]

Randal A. Nardone

/s/ Randal A. Nardone

[Signature Page to Mutual Agreement]

NFE SMRS Holdings LLC

/s/ Alexander Thomson
Name: Alexander Thomson .

Title: Manager .

[Signature Page to Mutual Agreement]

New Fortress Energy LLC

/s/ Christopher Guinta
Name: Christopher Guinta .

Title: Chief Financial Officer .

[Signature Page to Mutual Agreement]

NFE Sub LLC

/s/ Christopher Guinta
Name: Christopher Guinta

Title: Chief Financial Officer .

[Signature Page to Mutual Agreement]